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                                                                     EXHIBIT 4.1

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                          INCORPORATED UNDER THE LAWS
                             OF THE STATE OF TEXAS

              COMMON                                     PAR VALUE
              STOCK                                    $.01 PER SHARE

[CERTIFICATE NUMBER           [LOGO OF KEVCO, INC.           [CERTIFICATE SHARES
   APPEARS HERE]                 APPEARS HERE]                   APPEARS HERE]


THIS CERTIFICATE IF TRANSFERABLE IN                         CUSIP 492716 10 5
DALLAS, TEXAS OR NEW YORK, NEW YORK.                     SEE REVERSE FOR CERTAIN
                                                         DEFINITIONS AND LEGENDS

________________________________________________________________________________
  THIS CERTIFIES THAT
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
  is the owner of
________________________________________________________________________________
            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                                  KEVCO, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Article of Incorporation of the Corporation and all amendments thereto. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

  WITNESS the seal of the Corporation and the signature of its duly authorized officers.

Dated:
                              COUNTERSIGNED AND REGISTERED:
                                     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                    TRANSFER AGENT AND REGISTRAR

                 [SEAL OF KEVCO, INC. TEXAS 1996 APPEARS HERE]

/s/ [SIGNATURE APPEARS HERE]    /s/ [SIGNATURE APPEARS HERE]    BY

    PRESIDENT AND CHIEF             SECRETARY                   AUTHORIZED
    EXECUTIVE OFFICER                                           SIGNATURE

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            SECURITY COLUMBIAN  UNITED STATES BANKNOTE CORPORATION

                                  KEVCO, INC.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable or regulations:

TEN COM- as tenants in common           UNIF GIFT MIN ACT-_____ Custodian ______
TEN ENT- as tenants by the entireties                     (Cust)         (Minor)
JT TEN - as joint tenants with right          Under Uniform Gifts to Minors
         of survivorship and not as            Act ________________________
         tenants in common                                  (State)
                                        UNIF TRF MIN ACT- ________ Custodian
                                                           (Cust)
                                        (until age __)
                                                _________ Under Uniform Transfer
                                                 (Minor)
                                                to Minors Act _________________
                                                                   (State)


    Additional abbreviations may also be used though not in the above list.

  For Value Received, _______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OR ASSIGNEE
----------------------------------------
________________________________________________________________________________

________________________________________________________________________________
                 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated___________________________


        NOTICE                  X ______________________________________________
   THE SIGNATURE(S) TO                              (SIGNATURE)
   THIS ASSIGNMENT MUST
   CORRESPOND WITH THE
   NAME(S) AS WRITTEN
   UPON THE FACE OF THE
   CERTIFICATE IN EVERY
   PARTICULAR WITHOUT
   ALTERATION OR EN-            X ______________________________________________
   LARGEMENT OR ANY                                 (SIGNATURE)
   CHANGE WHATEVER.

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                                 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                 ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
                               -------------------------------------------------
                                 SIGNATURE(S) GUARANTEED BY:






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                          DENIAL OF PREEMPTIVE RIGHTS

  The Corporation has, as set forth in its Articles of Incorporation on file in the office of the Secretary of State of the State of Texas, denied the preemptive right of its shareholders to acquire unissued or treasury shares of the Corporation. The Corporation will furnish a copy of such provision of its Articles of Incorporation to the record holder of this certificate without charge upon written request to the Corporation at its principal place of business or registered office.